                            VERTEX INTERACTIVE, INC.
                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of November 20, 2001, by and among Vertex Interactive, Inc., a New Jersey corporation (the "Company"), and the Purchaser listed on Exhibit A hereto (the "Purchaser").

                                    RECITALS

         WHEREAS, the Company has authorized the sale of 7% Convertible Notes in an aggregate principal amount of $2,000,000 (the "Notes"), convertible into shares of the Company's common stock, $0.005 par value per share (the "Common Stock");

         WHEREAS, the Company wishes to issue options (the "Options") to the Purchaser to purchase shares of the Company's Common Stock in connection with Purchaser's purchase of the Notes;

         WHEREAS, Purchaser desires to purchase the Notes and Options on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Notes and Options to Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AGREEMENT TO SELL AND PURCHASE. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company Notes in the amount set forth next to the Purchaser's name on Exhibit A under the column heading "Closing Date Notes," convertible in accordance with the terms thereof into shares of the Company's Common Stock, which amount shall be equal to $2,000,000. The Notes purchased on the Closing Date shall be known as the "Offering." The form of Notes is annexed hereto as Exhibit B. The Notes will have a Maturity Date (as defined in the Notes) two years from the date of issuance. Collectively, the Notes and Options (as defined in Section 2) and Common Stock issuable upon conversion of the Notes and exercise of the Options are referred to as the "Securities."

         2. FEES AND OPTIONS.

                  (a) The Company will issue and deliver to the persons listed on Exhibit A under the column heading "Option Holders", or to such other persons as the Purchaser shall otherwise designate (such named persons, as they may be so otherwise designated, being referred to as the "Option Recipients"), Options to purchase shares of Common Stock in the amounts designated on Exhibit A hereto in connection with the Offering (the "Options") pursuant to Section 1 hereof. The Options must be delivered on the Closing Date. The aggregate number of shares of Common Stock purchasable upon exercise of the Options granted on the Closing Date is set forth on Exhibit A hereto. A form of Option is annexed hereto as Exhibit C. The per share "Purchase Price" of Common Stock as defined in the Options shall be equal to 120% of the closing price of the Common Stock as reported by Bloomberg Financial for the Pink Sheets, the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market, American Stock Exchange, or New York Stock Exchange (each of the foregoing the "Principal Market"), or such other principal market or exchange where the Common Stock is listed or traded, on the Closing Date. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of Purchaser are hereby also made and granted to the holders of the Options in respect of the Options and shares of the Company's Common Stock issuable upon exercise of the Options (the "Option Shares").

                  (b) The Company shall reimburse Purchaser for its reasonable legal fees of $15,000 for services rendered to Purchaser in preparation of this Agreement and the Related Agreements, and an additional amount not to exceed $2,500 in connection with its due diligence review of the Company and relevant matters. Amounts required to be paid hereunder will be paid at the Closing.

                  (c) The Company will pay a cash fee in the amount of six percent (6%) of the aggregate gross purchase price to be paid to the Company from the sale of Notes in the Offering (the "Fund Manager's Fee") to the persons listed on Exhibit A under the column heading "Fund Manager's Fee Recipient." The Fund Manager's Fee must be paid on the Closing Date. The aforementioned Fund Manager's Fee and legal fees will be payable at the Closing out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company, Purchaser and an Escrow Agent. Failure to timely deliver the Fund Manager's Fee, or the Options shall be deemed an Event of Default as defined in Article III of the Notes.

         3. CLOSING, DELIVERY AND PAYMENT.

            3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), which closing is comprised of Purchaser's purchase of Notes in the aggregate principal amount of $2,000,000, shall take place on the date hereof, at the offices of Daniel M. Laifer, Esq. 135 West 50th Street, Suite 1700, New York, New York 10020, or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

            3.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser an applicable Note representing the aggregate principal amount borrowed by the Company at the Closing from the Purchaser and an Option certificate registered in the Purchaser's name representing the number of Option Shares as to which the Option is exercisable pursuant to this Agreement, against payment of the purchase price therefor by certified funds or wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company hereby represents and warrants to the Purchaser as of the date of this Agreement as set forth below.

            4.1 Corporate Existence and Power. The Company and each of its Subsidiaries (a) are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) have all requisite power and authority to own and operate their property, to lease the property they operate as lessee and to conduct the businesses in which they are currently, or are proposed to be, engaged; (c) are duly qualified as foreign corporations, licensed and in good standing under the laws of each jurisdiction in which their ownership, lease or operation of property or the conduct of their respective businesses requires such qualification, except to the extent such failure would not reasonably be expected to have a material adverse effect on the Condition of the Company; and (d) have the corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and each of the other Related Agreements. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of its Subsidiaries is required to qualify as a foreign corporation or other entity therein. Neither the Company nor any of its Subsidiaries owns or leases property or is required to file any Tax Returns in any jurisdiction other than their respective jurisdictions of incorporation and the jurisdictions referred to in clause (c) above.

            4.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation, the Certificate of Amendment or the By-laws of the Company; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any Requirement of Law applicable to the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company, excluding from the foregoing clauses (c) and (d) violations, conflicts, breaches, defaults, contraventions and creation of Liens which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Condition of the Company or on the ability of the Company to consummate the transactions contemplated by this Agreement.

            4.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or the transactions contemplated hereby.

            4.4 Binding Effect. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

            4.5 Litigation. Except as disclosed in the SEC Reports, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that, individually or in the aggregate, has resulted or could reasonably be expected to result in a material adverse change in the Condition of the Company. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Related Agreements.

            4.6 Compliance with Laws.

            (a) The Company and each of its Subsidiaries is in compliance with all material Requirements of Law and all Orders issued by any court or Governmental Authority against the Company or any of its Subsidiaries, as the case may be, in all respects, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on the Condition of the Company. To the Company's Knowledge, there is no existing or proposed Requirement of Law which could reasonably be expected to prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely affect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it now conducts or proposes to conduct its business, except to the extent such prohibition or restriction would not reasonably be expected to have a material adverse effect on the Condition of the Company.

            (b) The Company and each of its Subsidiaries (i) has all material licenses, permits and approvals of any Governmental Authority (collectively, "Permits") that are necessary for the conduct of the business of the Company and each of its Subsidiaries; (ii) such Permits are in full force and effect; and
(iii) no violations are or have been recorded in respect of any Permit, except as could not reasonably be expected to have a material adverse effect on the Condition of the Company.

            4.7 Capitalization.

            (a) The authorized capital stock of the Company consists of (x) seventy-five (75) million shares of common stock, par value $.005 per share ("Common Stock") and (y) two (2) million shares of preferred stock, par value $.01 per share ("Preferred Stock") of which (i) 1,356,852 shares are designated as Series A Preferred Stock, (ii) 1,000 shares are designated as Series B Preferred Stock, and (iii) 10,000 shares are designated as Series C Preferred Stock. As of the date of this Agreement, (i) 36,312,147 shares of Common Stock are issued and outstanding (including an estimated 1,000,000 shares in connection with our acquisition of Dynasys), all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, (ii) 40,055 shares of Common Stock are held in the treasury of the Company or by the Company's Subsidiaries, (iii) 9,954,982 shares of Common Stock are reserved for issuance upon exercise of outstanding Company Stock Options, (iv) 1,356,852 shares of Series A Preferred Stock are issued and outstanding, all of which were validly issued, and are fully paid, nonassessable and not subject to preemptive rights, (v) 1,356,852 shares of Common Stock are reserved for issuance upon the conversion of the Series A Preferred Stock, (vi) 1,000 shares of Series B Preferred Stock are issued and outstanding, all of which were validly issued, and are fully paid, nonassessable and not subject to preemptive rights, (vii) 1,190,000 shares of Common Stock are reserved for issuance upon the conversion of the Series B Preferred Stock, (viii) 3,000 shares of Series C Preferred Stock are reserved for issuance upon conversion of the $3,000,000 Midmark Convertible Note Payable (the "Midmark Note"), (ix) 3,570,000 shares of Common Stock are reserved for issuance upon the conversion of the Series C Preferred Stock, and (x) $5,500,000 of Convertible Note Payable, which automatically convert into shares of Common Stock or Series C Preferred Stock or any future Series of Preferred Stock as set forth in the Allonge to the Notes. Except for agreements or arrangements in connection with options to purchase an aggregate of 9,954,982 shares of Common Stock (the "Company Stock Options") and the Company's obligations to convert outstanding debt to equity, there are no options, Options, calls, conversion rights, stock appreciation rights, redemption rights, repurchase rights or other rights, agreements, arrangements or commitments of any character to which the Company is a party or by which the Company is bound obligating the Company to issue or sell any shares of capital stock of, other equity interests in, or securities exchangeable for or convertible into capital stock or other equity interests in, the Company. The shares of Common Stock when issued upon conversion of the Notes, will be duly authorized, validly issued, fully paid and non-assessable, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens. All of the issued and outstanding shares of Common Stock and Preferred Stock are all duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws.

            (b) Schedule 4.7(b) sets forth, as of the Closing Date, a true and complete list of (x) each of the Subsidiaries of the Company, (y) the aggregate number of authorized shares of capital stock of such Subsidiary and (z) the stockholders of such Subsidiary and, opposite the name of each stockholder, the amount of all outstanding capital stock and Stock Equivalents owned by such stockholder. Except as disclosed on Schedule 4.7(b), the Company owns all of the issued and outstanding capital stock of the Subsidiaries of the Company, free and clear of all Liens. All of such shares of capital stock are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws. Except as set forth on Schedule 4.7(b), there are no options, Options, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued, unauthorized or treasury shares of capital stock or other securities of, or any proprietary interest in, any of the Company's Subsidiaries, and there is no outstanding security of any kind convertible into or exchangeable for such shares or proprietary interest. Except as set forth on
Schedule 4.7(b), neither the Company nor any of its Subsidiaries owns any interest, or has a right to acquire any interest, in any Person that is not a Subsidiary.

            4.8 No Default or Breach; Contractual Obligations. Except as set forth on Schedule 4.8, the Company has not received notice of a default and is not in default under, or with respect to, any Contractual Obligation nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. All Contractual Obligations of the Company are valid and legally binding obligations of the parties thereto, enforceable in accordance with their terms, and are subsisting, in full force and effect and binding upon the Company and the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder. To the knowledge of the Company, no other party to any such Contractual Obligation is in violation of or in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

            4.9 SEC Filings; Financial Statements.

            (a) The Company has filed all forms, reports, schedules, statements and other documents (including all exhibits, annexes, supplements and amendments to such documents) required to be filed by it under the Exchange Act and the Securities Act since January 1, 1998 (the "SEC Reports"). The Company believed that the SEC Reports, including any financial statements or schedules included or incorporated therein by reference, at the time they were filed, (i) complied in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those SEC Reports and
(ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those SEC Reports, in the light of the circumstances under which they were made, not misleading.

            (b) Each of the consolidated balance sheets included in or incorporated by reference into the SEC Reports (including the related notes and schedules) fairly presented, in all material respects, the consolidated financial position of the Company as of the dates set forth in those consolidated balance sheets. Each of the consolidated statements of income and of cash flows included in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presented, in all material respects, the consolidated results of operations and cash flows, as the case may be, of the Company and the consolidated Subsidiaries of the Company for the periods set forth in those consolidated statements of income and of cash flows (subject, in the case of unaudited quarterly statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in conformity with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the Commission) consistently applied throughout the periods indicated. All of such balance sheets and statements complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

            (c) Except as and to the extent set forth on the consolidated balance sheet of the Company and the consolidated Subsidiaries of the Company as of June 30, 2001, including the related notes, neither the Company nor any Subsidiary of the Company has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in the related notes prepared in accordance with GAAP, except for liabilities or obligations that, individually or in the aggregate, could not reasonably be expected to result in a material adverse change in the Condition of the Company.

            4.10 Taxes. To the best knowledge of the Company (a) the Company has paid or reserved for all Taxes shown on its Tax Returns that have come due and are required to be paid by it on and through the date hereof, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP and which are shown on the financial statements of the Company; (b) except for certain filings which have not been timely filed but for which there will be no material impact, either individually or in the aggregate, on the Condition of the Company, the Company has timely filed or caused to be filed all Tax Returns that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax Returns are accurate and complete in all material respects; (c) with respect to all Tax Returns of the Company, (i) there is no unassessed Tax deficiency proposed or threatened against the Company that is material in amount and has not been reserved for and (ii) no audit or other administrative or judicial proceeding is in progress with respect to any Tax Returns, no extension of time is in force with respect to any date on which any Tax Return was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; and (d) there are no Liens for Taxes on the assets of the Company. For federal income tax purposes, the Company is an association taxable as a corporation. The Company is not a "collapsible corporation" within the meaning of Section 341(b) of the Code.

            4.11 No Material Adverse Change; Ordinary Course of Business. Except as publicly disclosed prior to the date hereof, since June 30, 2001, (a) there has not been any material adverse change, nor any event or development which could reasonably be expected to result in a material adverse change on the Condition of the Company, (b) the Company has not participated in any transaction material to the Condition of the Company or otherwise acted outside the ordinary course of business, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company, (c) the Company has not increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business, (d) the Company has not created or assumed any Lien on any assets pledged as collateral pursuant to the Security Agreement contemplated by this Agreement, (e) the Company has not entered into any Contractual Obligation, other than in the ordinary course of business, except for the acquisitions of Dynasys and Euronet and (f) there has not occurred a material change in the Company's accounting principles or practice except as required by reason of a change in GAAP.

            4.12 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale contemplated by this Agreement. No registration pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Notes or underlying Securities. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Note or the Shares or any other securities of the Company so as to require the registration of the Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Note or the Shares or other securities are so registered.

            4.13 Labor Relations. (a) The Company is not engaged in any unfair labor practice; (b) there is (i) no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or, to the Knowledge of the Company, threatened against the

Company, and (ii) no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company; (c) the Company is not a party to any collective bargaining agreement or contract; (d) there is no union representation question existing with respect to the employees of the Company; and (e) no union organizing activities are taking place. To the knowledge of the Company, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company. The Company has not discussed or taken any steps to terminate the employment of any officer, key employee or group of key employees. To the knowledge of the Company, each of the Company's officers and key employees spends all, or substantially all, of his business time on the Company's business. None of the Company's employees is resident in the United States in violation of any Requirement of Law.

            4.14 Employee Benefit Plans. Except as would not have a material adverse effect on the Company, each Company Plan (and related trust, insurance contract or fund) has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA and the Code and other applicable Requirements of Law. Except as would not have a material adverse effect on the Company, all contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Company Plan. Each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Company Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

            4.15 Title to Assets. Except with respect to collateral provided under the Midmark Note, and disclosed in the SEC Reports or in any financial statements or schedules included or incorporated by reference therein or so described in any Schedule hereto, the Company owns and has good, valid, and marketable title to all of its properties and assets used in its business and reflected as owned.

            4.16 Liabilities. Except for the $3 million convertible note issued to Midmark Capital, L.P., the Company does not have any direct or indirect obligation or liability ("Liabilities") other than (a) Liabilities fully and adequately reflected or reserved against on any financial statements or schedules included or incorporated by reference into the SEC Reports and (b) Liabilities incurred since June 30, 2001 in the ordinary course of business. The Company has no Knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the Company except in the ordinary course of business.

            4.17 Intellectual Property.

            (a) (i) The Company and each Subsidiary of the Company is the owner of all, or has the license or right to use, sell and license all of, the material Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Company Intellectual Property") that are necessary for its business as presently conducted or contemplated in its business plan, free and clear of all Liens, except with respect to collateral provided under the Midmark Note.

                (ii) None of the Company Intellectual Property is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

                (iii) The Company and each Subsidiary of the Company have substantially performed all obligations imposed upon it under all Intellectual Property licenses, sublicenses, distributor agreements and other agreements under which the Company or any of its Subsidiaries is either a licensor, licensee or distributor, and is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder except as could not be expected to have a material adverse effect on the Condition of the Company. All of the material Intellectual Property licenses are valid, enforceable and in full force and effect in all material respects, and will continue to be so on identical terms immediately following the Closing except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                (iv) None of the Intellectual Property currently sold or licensed by the Company or any of its Subsidiaries to any Person or used by or licensed to the Company by any Person infringes upon or otherwise violates in any material respect any Intellectual Property rights of others.

                (v) No litigation is pending and no Claim has been made against the Company or any of its Subsidiaries or, to the knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries.

            (b) To the knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

            4.18 Insurance. The Company maintains insurance policies covering all risks associated with the Company's business that are customarily insured against in the Company's industry in such amounts as are customary in such industry. Such policies and binders are valid and enforceable in accordance with their terms and are in full force and effect. None of such policies will be affected by, or terminate or lapse by reason of, any transaction contemplated by this Agreement or any of the other Related Agreements.

            4.19 Environmental Matters. The Company is in compliance with all applicable Environmental Laws. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the knowledge of the Company, threatened against the Company pursuant to Environmental Laws; and, to the knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws.

            4.20 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company, excluding vFinance Capital LC and Consulting Solutions Group, Inc.

            4.21 Registration Rights and Voting Rights. Except as set forth on
Schedule 4.21, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

            4.22 Full Disclosure. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Notes and Options, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the exhibits and schedules hereto, the Related Agreements nor any other document delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the exhibits and schedules hereto, the Related Agreements or in other documents delivered to Purchaser or its attorneys or agents in connection herewith.

            4.23 Listing. The Company's Common Stock is listed for trading on the NASDAQ National Market and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the NASDAQ National Market or that the Common Stock does not meet all requirements for the continuation of such listing.

            4.24 Dilution. The number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Options may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion or exercise of such securities. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect, and have concluded, in their good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Notes and exercise of the Options is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

         5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

            The Purchaser hereby represents and warrants to the Company with respect to itself or himself as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

            5.1 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

            5.2 Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in the Agreement.

            5.3 Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment.

            5.4 Acquisition for Own Account. The Purchaser is acquiring the Notes for Purchaser's own account for investment only, and not with a view towards their distribution.

            5.5 Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

            5.6 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

            5.7 Legends.

                (a) The Notes shall bear the following legend until the Notes and Conversion Shares are covered by an effective registration statement filed with the SEC:

            "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES

            LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                (b) The Conversion Shares and the Option Shares shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                (c) The Options shall bear the following legend:

            "THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            5.8 Short Sales. The Purchaser will not and shall not cause any person or entity to engage in "short sales" of the Company's Common Stock.

         6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Purchaser as follows:

            6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives notice of issuance by the Securities and Exchange Commission (the "SEC"), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            6.2 Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon conversion of the Notes and upon the exercise of the Options upon the Principal Market upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will maintain the listing of its Common Stock on a Principal Market, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Purchaser copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

            6.3 Market Regulations. The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Purchaser and promptly provide copies thereof to Purchaser.

            6.4 Reporting Requirements. (a) Until at least two (2) years after the effectiveness of the Registration Statement described in Section 9.1(b) hereof, the Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that is applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the earlier of (y) two (2) years after the effective date of the Registration Statement described in Section 9.1(b) hereof, or (z) the sale by the Purchaser of all the Securities issuable by the Company pursuant to this Agreement. Until at least two (2) years after the Options have been exercised, the Company will use its commercial best efforts to continue the listing of the Common Stock on the NASDAQ National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

            6.5 Use of Funds. The Company undertakes to use the proceeds of the Purchaser's funds for general corporate purposes including payments to suppliers, professional service fees, payroll and related expenses, and other operating expenses.

            6.6 Access to Facilities. The Company will permit any representatives designated by the Purchaser (or any transferee of the Purchaser), so long as such person holds more than 75% of the principal amount of the Notes outstanding upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company, to (a) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and (b) discuss the affairs, finances and accounts of any such corporations with the directors and officers of the Company.

            6.7 Taxes. The Company will use its best efforts to promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

            6.8 Insurance. The Company will use its best efforts to keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

            6.9 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

            6.10 Required Approvals. For so long as at least 50% of the principal amount of the Notes are outstanding, the Company, without the prior written consent of the Purchaser, shall not:

                (a) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) encumber or interfere with the Collateral or materially restrict the Company's right to perform the provisions of this Agreement or any of the agreements contemplated hereby;

                (b) amend, alter or repeal the Company's Bylaws or Charter to materially affect the rights or other powers of the Conversion Shares, or otherwise take any action which is designed to, or could have the effect of, adversely affecting the rights or other powers of the Conversion Shares; or

                (c) materially alter or change the business of the Company as a provider of business-to-business, supply chain execution technologies and enterprise applications integrations, including consultancy and systems integration as well as fixed and mobile hardware, to support software systems.

            6.11 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in
Section 5.7 above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Act, or (b) upon resale subject to an effective registration statement after such Securities are registered under the Act. The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

            6.12 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's legal counsel in the form annexed hereto as Exhibit D. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Notes and exercise of the Options.

            6.13 Sale of Assets. In the event that the Company shall sell, transfer or otherwise dispose of any North American subsidiary or operating business unit/division, including, but not limited to its CSI division, the Company hereby agrees that upon receipt of any payments with respect to such sale, transfer or other disposition, it may apply such payments to redeem the Notes pursuant to the provisions of Section 8.6 hereof. In the event the Company elects to apply the proceeds of such sale to redeem the Notes and such proceeds are not sufficient to satisfy in full repayment of amounts due under the Notes, the Company shall remain liable for any such deficiency. If the Company elects not to apply the proceeds of such sale to redeem the Notes, the Company agrees to place the lesser of (i) the principal amount of the Note outstanding at the time of the sale or (ii) the net proceeds of the sale in an escrow account to be released 90 days after the date hereof assuming that the following conditions are met: (i) the Accounts Receivable (as defined in Section 11 hereof) are acceptable to the Purchaser, (ii) the Registration Statement to be filed pursuant to Section 9.1 hereof has been filed and (iii) no Events of Default under the Notes have occurred and are continuing.

         7. COVENANTS OF THE COMPANY AND PURCHASER REGARDING INDEMNIFICATION.

            7.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend Purchaser, each of Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement, or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

            7.2 Purchaser's Indemnification. Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (b) any breach or default in performance by Purchaser of any covenant or undertaking to be performed by Purchaser hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

            7.3 Procedures. The procedures and limitations set forth in Section
9.6 shall apply to the indemnifications set forth in Sections 7.1 and 7.2 above.

         8. CONVERSION OF CONVERTIBLE NOTES.

            8.1 Mechanics of Conversion.

                (a) Upon the conversion of the Notes or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser and in such denominations to be specified representing the number of Conversion Shares issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the Conversion Shares issued will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Conversion Shares, provided the Purchaser has notified the Company of the Purchaser's intention to sell the Conversion Shares and the Conversion Shares are included in an effective registration statement or are otherwise exempt from registration when sold.

                (b) Purchaser will give notice of its decision to exercise its right to convert the Notes or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Notes until the Purchaser receives a certificate or certificates, as the case may be, representing the Conversion Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company will or will cause the transfer agent to transmit the Company's Common Stock certificates representing the shares issuable upon conversion of the Notes (and a certificate representing the balance of the Notes not so converted, if requested by Purchaser) to the Purchaser via express courier for receipt by such Purchaser within five business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

                (c) The Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to Section 8 hereof, or the Mandatory Redemption Payment described in Section 8.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as defined in Section 8.2) could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Conversion Shares in the form required pursuant to Section 8 hereof upon conversion of the Notes or late payment of the Mandatory Redemption Payment, in the amount of $10 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 Note principal being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of the Conversion Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Purchaser will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

                (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

            8.2 Mandatory Redemption. In the event the Company is unable to issue Conversion Shares on a Delivery Date or at any time when a Note is convertible, for any reason, then at the Purchaser's election, the Company must pay to the Purchaser five (5) business days after request by the Purchaser or on the Delivery Date (if requested by the Purchaser) a sum of money determined by multiplying the principal of the Note required to be converted and not so converted (or otherwise not convertible, as applicable) by 130%, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Purchaser on the same date as the Conversion Shares are otherwise deliverable or within five (5) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

            8.3 Maximum Conversion. The Purchaser shall not be entitled to convert on a Conversion Date that amount of a Note or Notes in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Purchaser on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Notes with respect to which the determination of this proviso is being made on a Conversion Date, which would result in beneficial ownership by the Purchaser of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a Purchaser shall not be limited to aggregate conversions of only 4.99%. A Purchaser may void the conversion limitation described in this Section 8.3 upon 75 days prior notice to the Company or upon an Event of Default under the Note. A Purchaser may allocate which of the equity of the Company deemed beneficially owned by such Purchaser shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

            8.4 Injunction - Posting of Bond. In the event a Purchaser shall elect to convert a Note or part thereof, the Company may not refuse conversion for any reason, unless an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Purchaser in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent it obtains judgment.

            8.5 Buy-In. In addition to any other rights available to the Purchaser, if the Company fails to deliver to the Purchaser Conversion Shares by the Delivery Date and if after the Delivery Date the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the Common Stock which the Purchaser anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Purchaser (in addition to any remedies available to or elected by such Purchaser) the amount by which (A) the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Note principal and/or interest, the Company shall be required to pay the Purchaser $1,000, plus interest. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

            8.6 Optional Redemption.

                The Company will have the option of redeeming any outstanding Notes in whole or in part ("Optional Redemption") by paying to the Purchaser a sum of money as follows:

                from the Closing Date through 30 days after the Closing Date - 102%
                from 31 days through 60 days after the Closing Date - 104% from 61 days through 90 days after the Closing Date - 106% from 91 days through 120 days after the Closing date - 108% from 121 days through 150 days after the Closing date - 110% from 151 days through 180 days after the Closing date - 112% after 180 days following the Closing Date - 125%

of the principal amount of the Note prepaid together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Purchaser arising under this Agreement, Note or any other document delivered herewith ("Redemption Amount") outstanding on the day notice of redemption ("Notice of Redemption) is given to a Purchaser ("Redemption Date"). A Notice of Redemption may not be given in connection with any portion of Note for which notice of conversion has been given by the Purchaser at any time before receipt of a Notice of Redemption. A Notice of Redemption must be accompanied by a certificate signed by the chief executive officer or chief financial officer of the Company stating that the Company has on deposit and segregated ready funds equal to the Redemption Amount. The Redemption Amount must be paid in good funds to the Purchaser no later than the seventh (7th) business day after the Redemption Date ("Optional Redemption Payment Date"). In the event the Company fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void and the Company will thereafter have no further right to effect an Optional Redemption, and at the Purchaser's election, the Redemption Amount will be deemed a Mandatory Redemption Payment and the Optional Redemption Payment Date will be deemed a Mandatory Redemption Payment Date. Such failure will also be deemed an Event of Default under the Note. Any Notice of Redemption must be given to all holders of Notes issued in connection with the Offering, in proportion to their holdings of Note principal on a Redemption Date. A Notice of Redemption may be given by the Company, provided no Event of Default, as described in the Note shall have occurred or be continuing. Note proceeds may not be used to effect an Optional Redemption.

            8.7 NASDAQ Approval. The Company and the Purchaser agree that until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ's corporate governance rules as they may apply to the Securities, and an opinion of counsel reasonably acceptable to the Purchaser that NASDAQ's corporate governance rules do not conflict with nor may result in a delisting of the Company's common stock from the National Market (the "Approval") upon the conversion of the Notes, the Purchaser may not receive upon conversion of the Notes more than the number of common shares greater than 19.9% of the shares of Company's common stock outstanding on the Closing Date. Provided the closing price of the Common Stock on a Principal Market is less than $.30 per share for three consecutive trading days (such third day being the "Trigger Date"), the Company covenants to use its best efforts to obtain the Approval required pursuant to the NASDAQ's corporate governance rules to allow conversion of all the Notes and interest thereon. The Company further covenants to use its best efforts to file the preliminary proxy statement relating to the Approval with the Commission on or before thirty days after the Trigger Date ("Proxy Filing Date"). The Company further covenants to use its best efforts to obtain the Approval no later than ninety days after the Trigger Date ("Approval Date"). The Company's failure to (i) file the proxy on or before the Proxy Filing Date; or (ii) the Company's failure to obtain the Approval on or before the Approval Date (each being an "Approval Default") shall be deemed an Event of Default under the Note, but only to the extent that the Notes and interest thereon may not be converted due to the Company's failure to obtain such Approval.

         9. REGISTRATION RIGHTS.

            9.1 Registration Rights Granted. The Company hereby grants the following registration rights to holders of the securities purchased hereby.

                (a) In the event that the Registration Statement pursuant to 9.1(b) below is not declared effective by the SEC or is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective), on one occasion, for a period commencing 180 days after the Closing Date, but not later than four (4) years after the Closing Date (the "Request Date"), the Company, upon a written request therefor from holders of more than 50% of the aggregate of the Company's Securities then outstanding, on an as converted basis (the Conversion Shares and Option Shares issued or issuable with respect to all Notes or Options issued or to be issued hereunder, being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 9.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this Section 9.1 shall be limited to one registration statement.

                (b) The Company shall file with the SEC no later than January 31, 2002 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a registration statement within 90 days of the Filing Date in order to register the Registrable Securities for resale and distribution under the Securities Act. The registration statement described in this paragraph must be declared effective by the SEC within 180 days of the Closing Date (as defined herein) (the "Effective Date"). The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the Option Shares and Conversion Shares issuable at the Conversion Prices set forth in the Options and Notes, respectively, that would be in effect on the Closing Date or the date of filing of such registration statement (employing the conversion price which would result in the greater number of Shares), assuming the conversion of 100% of the Notes which are then outstanding or issuable hereunder, and at least one share of common stock for each common share issuable upon exercise of the Options which are then outstanding or issuable hereunder (employing the Conversion Price that would result in the greater number of shares). The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Purchaser and the holders of the Options, as the case may be, and not issued, employed or reserved for anyone other than the Purchaser and the holders of the Options. Such registration statement will be promptly amended or additional registration statements will be promptly filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except the securities listed on Schedule 4.21 and securities contemplated with the Plus transaction, no securities of the Company other than the Registrable Securities will be included in the registration statement described in this Section 9.1(b) without the approval of the Purchaser.

            9.2 Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided);

                (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the later of: (i) six months after the latest exercise period of the Options; (ii) twelve months after the Maturity Date of the last maturing Notes or (iii) four years after the Closing Date, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request to facilitate the public sale or their disposition of the securities covered by such registration statement;

                (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller and in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                (f) immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

            9.3 Provision of Documents.

                (a) At the request of the Seller, provided a demand for registration has been made pursuant to Section 9.1(a), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 9.

                (b) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 9 covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

            9.4 Non-Registration Events. The Company and the Purchaser agree that the Seller will suffer damages if any registration statement required under
Section 9.1(a) above is not filed within 60 days after written request by the holder and not declared effective by the SEC within 180 days after such filing, and maintained in the manner and within the time periods contemplated by Section 9 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in
Section 9.1(a) is not filed within 60 days of such written request, or is not declared effective by the SEC on or prior to the date that is 180 days after such filing, or (ii) the registration statement described in Section 9.1(b) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five days of receipt by the Company of a communication from the SEC that the registration statement described in
Section 9.1(b) will not be reviewed, or (iii) any registration statement described in Section 9.1(a) or (b) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 60 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in this Section 9.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to one percent (1%) per month or part thereof during the pendency of such Non-Registration Event of the principal of the Notes issued in connection with the Offering, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section shall be due and payable immediately upon demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the holder pursuant to Section 8.2 of this Agreement, then the Liquidated Damages described in this Section 9.4 shall no longer accrue on the portion of the purchase price underlying the Mandatory Redemption Payment, from and after the date the holder receives the Mandatory Redemption Payment. It shall be deemed a Non-Registration Event to the extent that all the Common Stock included in the Registrable Securities and underlying the Securities is not included in an effective registration statement as of and after the Effective Date at the conversion prices in effect from and after the Effective Date.

            9.5 Expenses. All expenses incurred by the Company in complying with
Section 9, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes and fees of transfer agents are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller beyond those included in Registration Expenses, are called "Selling Expenses."

                The Company will pay all Registration Expenses in connection with the registration statement under Section 9. All Selling Expenses in connection with each registration statement under Section 9 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

            9.6 Indemnification and Contribution.

                (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 9, the Company will indemnify and hold harmless each Seller, each officer of each Seller, each director of each Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls any such Seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 9, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to
Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer or director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 9.6(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 9.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 9.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement.

         10. OFFERING RESTRICTIONS. Except as previously disclosed in the SEC Reports or stock or stock options granted to employees or directors of the Company; or equity or debt issued in connection with an acquisition of a business or assets by the Company; or the issuance by the Company of stock in connection with the establishment of a joint venture or strategic partnership or licensing arrangement; or the issuance by the Company of debt or equity in connection with an investment by Pitney Bowes; or the issuance by the Company of debt or equity in connection with an investment by Midmark Capital, L.P.; or the issuance of stock by the Company relating to the conversion of past due obligations referred to on Schedule 4.8 attached hereto; or the issuance of stock pursuant to an underwritten public offering (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any equity, convertible debt or other securities with a variable/floating conversion feature, which are or could be (by conversion or registration) free-trading securities prior to the expiration of 12 months from the actual effective date of the registration statement described in Section 9.1(b) above (the "Exclusion Period"). This restriction shall not prohibit the Company from issuing any equity, convertible debt or other securities prior to the expiration of the Exclusion Period, provided that such equity, convertible debt or other securities are restricted securities when issued and remain restricted until the expiration of the Exclusion Period. Notwithstanding the above, if the Purchaser elects not to further fund the Company following the transaction contemplated hereby, the Purchaser shall waive the provisions of this Section 10.

         11. SECURITY INTEREST. As a condition of Closing, the Company will provide to the Purchaser a security interest in Accounts Receivable of the Company and certain of its subsidiaries and operating business units/divisions as set forth in a Security Agreement (the "Accounts Receivable"). The Company will execute all such documents reasonably necessary to memorialize and further protect the security interest described above.

         12. MISCELLANEOUS.

            12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            12.2 Survival. The representations, warranties, covenants and agreements set forth in Section 9 shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

            12.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time.

            12.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

            12.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            12.6 Amendment and Waiver.

                (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

                (b) The obligations of the Company and the rights of the holders of the Securities under the Agreement may be waived only with the written consent of such holders of Securities. The rights of the holder of a Note may be waived only with the written consent of the holder of such Note.

            12.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement, the Notes or the Related Agreements or any waiver on such party's part of any provisions or conditions of the Agreement, a Note or the Related Agreements must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Notes or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

            12.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and a copy to the Law Offices of Jeffrey D. Marks PC, attention Jeffrey D. Marks, 415 Clifton Avenue, Clifton, New Jersey 07012, facsimile number (973) 253-8858, and to the Purchaser at the address set forth on the signature page hereto for such Purchaser, with a copy in the case of the Purchaser to Daniel M. Laifer, Esq., 135 West 50th Street, Suite 1700, New York, NY 10020, facsimile number (212) 541-4434, or at such other address as the Company or the Purchaser may designate by ten days advance written notice to the other parties hereto.

            12.9 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

            12.10 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            12.12 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except as specified herein with respect to the Purchaser (including vFinance Capital LC and Consulting Solutions Group, Inc.). Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 12.12 being untrue.

            12.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

         IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                  PURCHASER:

VERTEX INTERACTIVE, INC.                  LAURUS MASTER FUND, LTD.


By: /s/Nicholas Toms                      By: /s/David Grin
   ----------------------------              ----------------------------
Name: Nicholas Toms                          Name:
Title: CEO                                   Address:
Address:                                              c/o Onshore Corporate Services Ltd.
22 Audrey Place                                       P.O. Box 1234 G.T., Queensgate House,
Fairfield, New Jersey 07004                           South Church Street
                                                      Grand Cayman, Cayman Islands







                 [Securities Purchase Agreement Signature Page]

                                LIST OF EXHIBITS

Schedule of Purchasers                                 Exhibit A

Form of Offering Convertible Note                      Exhibit B

Form of Option                                         Exhibit C

Form of Opinion                                        Exhibit D


                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



--------------------------------------------- ---------------------------------------------------
                                                              Closing Date Notes
                 Purchaser
--------------------------------------------- ---------------------------------------------------
Laurus Master Fund, Ltd.                      $2,000,000

TOTAL                                         $2,000,000
--------------------------------------------- ---------------------------------------------------


                           SCHEDULE OF OPTION HOLDERS

--------------------------------------------- ---------------------------------------------------
Name of Option Holder                         Number of Option Shares
--------------------------------------------- ---------------------------------------------------
Laurus Master Fund, Ltd.                      180,000
--------------------------------------------- ---------------------------------------------------


                    SCHEDULE OF FUND MANAGER'S FEE RECIPIENTS

--------------------------------------------- ---------------------------------------------------
Fund Manager                                  Closing Date Fund Manager's Fees
--------------------------------------------- ---------------------------------------------------
Laurus Capital Management, L.L.C.             $120,000
--------------------------------------------- ---------------------------------------------------
TOTAL                                         $120,000    (6% of Closing)
--------------------------------------------- ---------------------------------------------------

                                    EXHIBIT B

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT C

                                 FORM OF OPTION

                                    EXHIBIT D


                                 FORM OF OPINION


         1. The Company is a corporation validly existing and in good standing under the laws of the State of New Jersey and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted.

         2. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and Related Agreements. All corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization of the Agreement and Related Agreements, and the performance of all obligations of the Company thereunder at the Closing, and (ii) the authorization, sale, issuance and delivery of the Securities pursuant to the Agreement and the Related Agreements has been taken. The Conversion Shares and the Option Shares, when issued pursuant to and in accordance with the terms of the Agreement and upon delivery, shall be validly issued and outstanding, fully paid and non assessable.

         3. The execution, delivery and performance of the Agreement, the Notes or the Related Agreements by the Company and the consummation of the transactions contemplated by any thereof, will not, with or without the giving of notice or the passage of time or both:

                  (a) Violate the provisions of the Restated Articles or bylaws of the Company; or

                  (b) To the best of such counsel's knowledge, violate any judgment, decree, order or award of any court binding upon the Company.

         4. The Agreement and Related Agreements constitute and the Notes, upon their issuance will constitute, valid and legally binding obligations of the Company, and are enforceable against the Company in accordance with their respective terms.

         5. The sale of the Notes and the subsequent conversion of the Notes into Conversion Shares are not and will not be subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with. The sale of the Options and the subsequent exercise of the Options for Option Shares are not and will not be subject to any preemptive rights or, to such counsel's knowledge, rights of first refusal that have not been properly waived or complied with.

         6. Assuming the accuracy of the representations and warranties of the Purchasers contained in the Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. To the best of such counsel's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy and security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions.

         7. There is no action, suit, proceeding or investigation pending or, to the best of such counsel's knowledge, currently threatened against the Company that questions the validity of the Agreement or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. To the best of such counsel's knowledge, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality; nor is there any action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC., THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE

                  FOR VALUE RECEIVED, VERTEX INTERACTIVE, INC., a New Jersey corporation (hereinafter called the "Borrower"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o Onshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax:
345-949-9877 (the "Holder") on order, without demand, the sum of Two Million Dollars ($2,000,000), with simple interest accruing at the annual rate of 7%, on November ___, 2003 (the "Maturity Date").

                  The following terms shall apply to this Note:

                                    ARTICLE I

                           DEFAULT RELATED PROVISIONS

                  1.1 Payment Grace Period. The Borrower shall have a five (5) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of twenty percent (20%) per annum shall apply to the amounts owed hereunder.

                  1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.

                  1.3 Interest Rate. Subject to the Holder's right to convert, interest payable on this Note shall accrue at the annual rate of seven percent (7%) and be payable in arrears commencing December 31, 2001 and quarterly thereafter, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

                                   ARTICLE II

                                CONVERSION RIGHTS

                  The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's Common Stock as set forth below.

                  2.1. Conversion into the Borrower's Common Stock.

                  (a) The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and at the Holder's election, the interest accrued on the Note, (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of common stock of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in Section 8 of the Securities Purchase Agreement entered into between the Borrower and certain persons who are signatories thereto, including the Holder, relating to this Note (the "Purchase Agreement") of the Holder's written request for conversion, the Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Purchase Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted and interest, if any, by the Conversion Price.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lower of (i) $.85 ("Maximum Base Price"); or (ii) eighty eight percent (88%) of the average of the eight lowest closing prices for the Common Stock on the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"), or on any securities exchange or other securities market on which the Common Stock is then being listed or traded, for the thirty (30) trading days prior to but not including the Conversion Date.

                  (c) The Maximum Base Price described in Section 2.1(b)(i) above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a) and 2.1(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                           A. Merger, Sale of Assets, etc. If the Borrower at
any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                           B. Reclassification, etc. If the Borrower at any time
shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                           C. Stock Splits, Combinations and Dividends. If the
shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                  (d) During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Purchase Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                                   ARTICLE III

                                EVENT OF DEFAULT

                  The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

                  3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon or on any other promissory note issued pursuant to the Purchase Agreement, when due, a notice to cure the default is provided by the Holder to the Borrower and such failure continues for a period of five (5) days after such notice is provided.

                  3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of seven (7) days after written notice to the Borrower from the Holder.

                  3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading.

                  3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  3.5 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

                  3.6 Delisting. Delisting of the Common Stock from the Principal Market or such other principal exchange on which the Common Stock is listed for trading or the Borrower's failure to comply with the conditions for listing.

                  3.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension separately for the Common Stock lasting for longer than 48 hours.

                  3.8 Failure to Deliver Common Stock or Replacement Note. The Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Section 8 of the Purchase Agreement, or if required a replacement Note.

                  3.9 Registration Default. The occurrence of a Non-Registration Event as described in Section 9.4 of the Purchase Agreement.

                  3.10 Approval Default. The occurrence of an Approval Default as described in Section 8.7 of the Purchase Agreement.

                  3.11 Sale of Assets Default. The Borrower's failure to apply proceeds from a sale of assets to redeem the Note, pursuant to Section 6.13 of the Purchase Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  4.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address as set forth on the signature page to the Purchase Agreement executed in connection herewith and a copy to the Law Offices of Jeffrey D. Marks PC, attention Jeffrey D. Marks, 415 Clifton Avenue, Clifton, New Jersey 07012, facsimile number (973) 253-8858, and to the Holder at the address set forth on the signature page to the Purchase Agreement for such Holder, with a copy to Daniel M. Laifer, Esq. 135 West 50th Street, Suite 1700, New York, New York 10020, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

                  4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

                  4.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

                  4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this
Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

                  4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

                  4.8 Security Interest. The holder of this Note has been granted a security interest in accounts receivable of certain subsidiaries and operating business/divisions of the Borrower, as more fully described in a Security Agreement.

                  4.9 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this 16 day of November, 2001.

                                          VERTEX INTERACTIVE, INC.


                                          By: /s/ Nicholas Toms
                                             ---------------------


WITNESS:


   /s/ Eva Yocum
------------------------

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by VERTEX INTERACTIVE, INC. on November ___, 2001 into Shares of Common Stock of VERTEX INTERACTIVE, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:_____________________________________________________________

Conversion Price:_______________________________________________________________

Shares To Be Delivered:_________________________________________________________

Signature:______________________________________________________________________

Print Name:_____________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX INTERACTIVE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                              Right to Purchase 180,000 Shares of Common Stock of Vertex Interactive, Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE OPTION

No. 2001-1                                         Issue Date: November 20, 2001

         VERTEX INTERACTIVE, INC., a corporation organized under the laws of the State of New Jersey (the "Company"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Option and at any time or from time to time before 5:00 p.m., New York time, through five (5) years after such date (the "Expiration Date"), up to 180,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.005 par value per share, of the Company, at a purchase price of $1.284 per (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Vertex Interactive, Inc. and any corporation which shall succeed or assume the obligations of Vertex Interactive, Inc. hereunder.

         (b) The term "Common Stock" includes (a) the Company's Common Stock, $.005 par value per share, as authorized on the date of the Securities Purchase Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Option at any time shall be entitled to receive, or shall have received, on the exercise of the Option, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1. Exercise of Option.

         1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Option in whole in accordance with the terms of subsection 1.2 or upon exercise of this Option in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

         1.2. Full Exercise. This Option may be exercised in full by the holder hereof by delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder, to the Company at its principal office or at the office of its Option agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Option is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

         1.3. Partial Exercise. This Option may be exercised in part (but not for a fractional share) by surrender of this Option in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by
(b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Option of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Option may still be exercised.

         1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                  (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                  (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Options are outstanding at the Determination Date.

         1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Option, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Option. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         1.6. Trustee for Option Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Options pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a Option agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Option pursuant to this
Section 1.

         2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Option shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Option in full or in part, and in any event within 7 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         2.2. Cashless Exercise.

                  (a) Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Options, Common Stock and/or Common Stock receivable upon exercise of the Options in accordance with Section
(b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Option) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                  (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, upon consent of the Company, the holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being cancelled) by surrender of this Option at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                           X=Y (A-B)
                                ---
                                  A
                                ---

                  Where    X=     the number of shares of Common Stock to be
                                  issued to the holder

                           Y=     the number of shares of Common Stock
                                  purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

                           A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                           B= Purchase Price (as adjusted to the date of such calculation)

         3. Adjustment for Reorganization, Consolidation, Merger, etc.

                  3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Option, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Option, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Options after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Options.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Option shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Option after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Option as provided in Section 4. In the event this Option does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Options be delivered to the Trustee as contemplated by Section 3.2.

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Option shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Options, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Option and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Option. The Company will forthwith mail a copy of each such certificate to the holder of the Option and any Option agent of the Company (appointed pursuant to Section 11 hereof).

         6. Reservation of Stock, etc. Issuable on Exercise of Option; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Options, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Option. This Option entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. Assignment; Exchange of Option. Subject to compliance with applicable Securities laws, this Option, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Option, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Option or Options of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option so surrendered by the Transferor.

         8. Replacement of Option. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of any such loss, theft or destruction of this Option, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu thereof, a new Option of like tenor.

         9. Registration Rights. The Holder of this Option has been granted certain registration rights by the Company. These registration rights are set forth in a Securities Purchase Agreement entered into by the Company and Purchaser of the Company's 7% Convertible Notes (the "Notes") at or prior to the issue date of this Option. The terms of the Securities Purchase Agreement are incorporated herein by reference.

         10. Maximum Exercise. The Holder shall not be entitled to exercise this Option on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Option with respect to which the determination of this proviso is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon 75 days prior notice from the Holder to the Company or upon an Event of Default under the Notes. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         11. Option Agent. The Company may, by written notice to the each holder of the Option, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Option pursuant to Section 1, exchanging this Option pursuant to Section 7, and replacing this Option pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Transfer on the Company's Books. Until this Option is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices, etc. All notices and other communications from the Company to the holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Option who has so furnished an address to the Company.

         14. Voluntary Adjustment by the Company. The company may at any time during the term of this Option reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         15. Miscellaneous. This Option and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Option shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Option shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The individuals executing this Option on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Option is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Option. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Option and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Option to favor any party against the other party.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has executed this Option under seal as of the date first written above.

                                            VERTEX INTERACTIVE, INC.


                                            By:  /s/ Nicholas Toms
                                               ---------------------------

Witness:


/s/ Eva Yocum
------------------------

                                                                       Exhibit A

                              FORM OF SUBSCRIPTION
                    (To be signed only on exercise of Option)

TO:  Vertex Interactive, Inc.

The undersigned, pursuant to the provisions set forth in the attached Option (No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Option; or

___ the maximum number of shares of Common Stock covered by such Option pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Option, which is $___________. Such payment takes the form of (check applicable box or boxes):

___      $__________ in lawful money of the United States; and/or

___ the cancellation of such portion of the attached Option as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Option with respect to the maximum number of shares of Common Stock purchaseable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________ whose address is ________________
___________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Option shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________                   ____________________________________
                                            (Signature must conform to name of
                                            holder as specified on the face of
                                            the Option)
                                            ____________________________________
                                            (Address)

                                                                       Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                    (To be signed only on transfer of Option)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Option to purchase the percentage and number of shares of Common Stock of Vertex Interactive, Inc. to which the within Option relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Vertex Interactive, Inc. with full power of substitution in the premises.

================================================================================
                                         Percentage                   Number
           Transferees                   Transferred               Transferred
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


Dated:                  ,
       -----------------  ----                 ---------------------------------
                                               (Signature must conform to name
                                               of holder as specified on the
                                               face of the Option)

Signed in the presence of:


-------------------------------               ----------------------------------
       (Name)                                       (address)


ACCEPTED AND AGREED:                          ----------------------------------
[TRANSFEREE]                                        (address)


---------------------------------
       (Name)

                             FUNDS ESCROW AGREEMENT


         This Agreement is dated as of the 20th day of November, 2001 among Vertex Interactive, Inc., a New Jersey corporation (the "Company"), Laurus Master Fund, Ltd. (the "Purchaser"), and Lowenstein Sandler PC (the "Escrow Agent"):

                              W I T N E S S E T H:

         WHEREAS, the Company and the Purchaser have entered into a Securities Purchase Agreement ("Purchase Agreement") for the sale by the Company to the Purchaser of certain convertible notes ("Notes") and issuance of common stock purchase options ("Options") to certain Option recipients, in the aggregate principal amounts and in the denominations set forth on Schedule A hereto; and

         WHEREAS, the parties hereto require the Company to deliver the Notes against payment therefor, with such Notes and payment to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

         NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

         1.1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

                  (a) "Agreement" means this Agreement and all amendments made hereto and thereto by written agreement between the parties.

                  (b) "Company Documents" means the Purchase Agreement, Security Agreement signed by the Company, Legal Opinion, Options and Fund Manager's Fee.

                  (c) "Escrowed Payment" means the sums set forth on Schedule A hereto.

                  (d) "Fund Manager's Fee" means the fees to be paid to the Fund Managers as described in Section 2 of the Purchase Agreement and set forth on Schedule A hereto.

                  (e) "Legal Opinion" means the original signed legal opinion referred to in Section 6 of the Purchase Agreement.

                  (f) "Notes" means convertible Notes of the Company issued to the Purchaser in the aggregate amount of up to $2,000,000 in the form of Exhibit B annexed to the Purchase Agreement.

                  (g) "Options" means the common stock purchase Options of the Company described in Section 2 of the Purchase Agreement and set forth on Schedule A hereto.

                  (h) "Purchase Agreement" means the Securities Purchase Agreement to be entered into by the parties in reference to the Notes and the exhibits thereto.

                  (i) "Purchaser Documents" means the Escrowed Payment, Purchase Agreement without exhibits thereto, and Security Agreement signed by the Purchaser.

                  (j) "Security Agreement" means the fully executed Security Agreement referred to in Section 11 of the Purchase Agreement.


         1.2. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters contained herein and pertaining to the Company Documents and Purchaser Documents and supersedes all prior agreements, understandings, negotiations and discussions of the parties, whether oral or written. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

         1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

         1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

         1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this

Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         1.7. Specific Enforcement, Consent to Jurisdiction. The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section
1.6 hereof, each of the Company and Purchaser hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

         1.8. Construction. Each pary acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

         2.1. Delivery of Company Documents to Escrow Agent. On or about the date hereof, the Company shall deliver to the Escrow Agent the Company Documents.

         2.2 Delivery of Purchaser Documents to Escrow Agent. On or about the date hereof, the Purchaser shall deliver to the Escrow Agent the Purchaser Documents.

         2.3. Intention to Create Escrow Over Company Documents and Purchaser Documents. The Purchaser and Company intend that the Company Documents and Purchaser Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

         2.4. Escrow Agent to Deliver Company Documents and Purchaser Documents. The Escrow Agent shall hold and release the Company Documents and Purchaser Documents only in accordance with the terms and conditions of this Agreement.

                                   ARTICLE III

              RELEASE OF COMPANY DOCUMENTS AND PURCHASER DOCUMENTS

         3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Purchaser Documents as follows:

                  (a) Upon receipt by the Escrow Agent of the Company Documents and the corresponding Purchaser Documents, the Escrow Agent will simultaneously release the Company Documents to the Purchaser and Option Recipients and release the corresponding Purchaser Documents to the Company except that (i) the Fund Manager's Fee will be delivered to the fund managers; (ii) the reasonable legal fees for counsel to the Purchaser shall be paid pursuant to Section 2(b) of the Purchase Agreement; and (iii) fully executed Security Agreement will be released to the Purchaser. At the request of the Escrow Agent, the Company will provide written facsimile or original instructions to the Escrow Agent as to the disposition of all funds releasable to the Company.

                  (b) In the event the Escrow Agent does not receive Company Documents and the corresponding Purchaser Documents prior to November 21, 2001, then the Escrow Agent will promptly return the Company Documents to the Company, and promptly return the Purchaser Documents to the Purchaser.

                  (c) Upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Purchaser, it shall deliver the Company Documents and Purchaser Documents in accordance with the terms of the Joint Instructions.

                  (d) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Purchaser Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

         3.2. Acknowledgement of Company and Purchaser; Disputes. The Company and the Purchaser acknowledge that the only terms and conditions upon which the Company Documents and Purchaser Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Purchaser reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Purchaser Documents. Any dispute with respect to the release of the Company Documents and Purchaser Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Purchaser.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

         4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

                  (a) The Purchaser and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Purchaser or Company is entitled to receipt of the Company Documents and Purchaser Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof;
(iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be responsible for the identity, authority or rights of any person, firm or corporation executing or delivering or purporting to execute or deliver this Escrow Agreement or any document deposited hereunder or any endorsement thereon or assignment thereof; (vi) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

                  (b) The Purchaser and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Purchaser and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Purchaser and Company under this Agreement and to no other person.

                  (c) The Purchaser and Company jointly and severally agree to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including counsel fees) incurred in connection with the performance of its duties and responsibilities hereunder.

                  (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Purchaser and the Company. Prior to the effective date of the resignation as specified in such notice, the Purchaser and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Purchaser Documents to a substitute Escrow Agent selected by the Purchaser and Company. If no successor Escrow Agent is named by the Purchaser and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Purchaser Documents with the clerk of any such court.

                  (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Purchaser Documents, but is serving only as escrow agent, having only possession thereof.

                  (f) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for action taken or omitted by it in good faith, and in accordnace with advice of counsel (which counsel may be of the Escrow Agent's own choosing), and shall not be liable for any mistake of fact or error of judgement or for any acts or omissions of any kind except for its own willful misconduct or gross negligence.

                  (g) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

                  (h) The Escrow Agent shall be permitted to act as counsel for the Purchaser or the Company, as the case may be, in any dispute as to the disposition of the Company Documents and Purchaser Documents, in any other dispute between the Purchaser and Company, whether or not the Escrow Agent is then holding the Company Documents and Purchaser Documents and continues to act as the Escrow Agent hereunder.

                  (i) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

         4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

                  (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Purchaser Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Purchaser Documents pending receipt of a Joint Instruction from the Purchaser and Company, or (ii) deposit the Company Documents and Purchaser Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Purchaser and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Purchaser Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

                  (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Purchaser and Company or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

         5.1. Termination. This escrow shall terminate upon the release of all of the Company Documents and Purchaser Documents or at any time upon the agreement in writing of the Purchaser and Company.

         5.2. Notices. All notices, request, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a)      If to the Company, to:

                           Vertex Interactive, Inc.
                           22 Audrey Place
                           Fairfield, NJ 07004
                           Fax: (973) 472-0814

         With a copy to:   Jeffrey D. Marks PC,
                           415 Clifton Avenue
                           Clifton, New Jersey 07012
                           Fax: (973) 253-8858
                           Attention: Jeffrey D. Marks

(b)      If to the Purchaser, to:

                           LAURUS MASTER FUND, LTD.
                           c/o Onshore Corporate Services Ltd.
                           P.O. Box 1234 G.T., Queensgate House, South Church Street
                           Grand Cayman, Cayman Islands
                           Fax: 345-949-9877

(c)      If to the Escrow Agent, to:

                           Lowenstein Sandler PC
                           65 Livingston Avenue
                           Roseland, NJ 07068

                           Attention: George J. Mazin, Esq.
                           Fax: (973) 597-2419


or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

         5.3. Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith.

         5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission.

         5.7. Agreement. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

                                           VERTEX INTERACTIVE, INC.
                                           the "Company"


                                           By:  /s/ Nicholas Toms
                                              -------------------------------
                                           Name: N. Toms
                                           Title: CEO


                                           PURCHASER:

                                           LAURUS MASTER FUND, LTD.

                                           By:  /s/ David Grin
                                              -------------------------------
                                           Name:
                                           Title:


                                           ESCROW AGENT:


                                           LOWENSTEIN SANDLER PC


                                           By: /s/ George Mazin
                                              -------------------------------
                                           Name:
                                           Title:

                      SCHEDULE A TO FUNDS ESCROW AGREEMENT

----------------------------------------------------------------------------------------------------------------------
PURCHASER                                                       PRINCIPAL NOTE AMOUNT
----------------------------------------------------------------------------------------------------------------------
LAURUS MASTER FUND, LTD.,                                       $2,000,000
c/o Onshore Corporate Services Ltd., P.O. Box 1234 G.T.,
Queensgate House, South Church Street, Grand Cayman, Cayman
Islands
Fax: 345-949-9877
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                           $2,000,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
FUND MANAGER                                                    INITIAL OFFERING - CASH FUND MANAGER'S FEES
----------------------------------------------------------------------------------------------------------------------
LAURUS CAPITAL MANAGEMENT, L.L.C.                               6% Fund Manager's Fees in connection with investment
135 West 50th Street, Suite 1700                                by Laurus Master Fund, Ltd. for which Laurus Capital
New York, New York 10020                                        Management, L.L.C. is the Fund Manager.
Fax: 212-541-4434
----------------------------------------------------------------------------------------------------------------------


OPTIONS

----------------------------------------------------------------------------------------------------------------------
OPTION RECIPIENT                                                OPTIONS IN CONNECTION WITH INITIAL OFFERING
----------------------------------------------------------------------------------------------------------------------
LAURUS MASTER FUND, LTD.                                        180,000 Options issuable in connection with
A Cayman Island corporation                                     investment by Laurus Master Fund, Ltd.
c/o Onshore Corporate Services Ltd.
P.O. Box 1234 G.T.
Queensgate House, South Church Street
Grand Cayman, Cayman Islands
Fax: 345-949-9877
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                           180,000 Options
----------------------------------------------------------------------------------------------------------------------

                               SECURITY AGREEMENT


To:      Laurus Master Fund, Ltd.
         c/o Onshore Corporate Services, Ltd.
         P.O. Box 1234 G.T.
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands

Gentlemen:

         1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): (i) all of our accounts receivable identified on Schedule A hereto, as such Schedule may be amended from time to time in accordance with the provisions of Section 3 hereof (the "Accounts") and all remedies, guaranties, security and liens in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and all other rights and remedies of an unpaid vendor, lienor or secured party, (ii) all goods relating to or which by sale resulted in Accounts, including, without limitation, all returned, reclaimed or repossessed goods and (iii) the proceeds and products thereof. Terms used in this paragraph which are defined in the Uniform Commercial Code as enacted and in effect from time to time in the State of New York (the "Code") are used herein as so defined in the Code.

         2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by us and/or any or all of the subsidiaries and operating divisions listed on Schedule A hereto (such entities, the "Subsidiaries") to you and all loans, advances, extensions of credit, endorsements, guaranties, benefits and/or financial accommodations heretofore or hereafter made, granted or extended by you to us and/or the Subsidiaries or which you have or will become obligated to make, grant or extend to us and/or the Subsidiaries or for our account or any of their accounts and any and all interest, charges and/or expenses heretofore or hereafter owing by us and/or the Subsidiaries to you and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instruments between us, you and any or all Subsidiaries or otherwise, including, without limitation, all obligations owing by us to you under the Convertible Note dated November 20, 2001 in the original principal amount of $2,000,000 (as amended, modified and supplemented from time to time, the "Note").

         3. In the event the aggregate net face amount of the sum of (a) all of our unpaid Accounts plus (b) all of the Subsidiaries' unpaid Accounts (as such term is defined in the Security Agreement dated as of the date hereof made by the Subsidiaries in favor of you, as such agreement may be amended, modified and supplemented from time to time, the "Subsidiary Security Agreement") (the "Subsidiary Accounts" and together with the Accounts, collectively, the "Combined Accounts") equals an amount less than (A) prior to the Registration Effective Date (as hereafter defined), $2,200,000 or (B) on and after the Registration Effective Date, 110% of the then outstanding principal amount of the Note (such amount less than $2,200,000 or less than 110% of the then outstanding principal amount of the Note, as applicable, the "Deficiency Amount"), then (i) we shall immediately assign to you (or cause our Subsidiaries to assign to you) additional accounts receivable acceptable to you (the "Additional Accounts") such that after giving effect to such assignment the aggregate net face amount of the Combined Accounts shall equal an amount not less than $2,200,000 (in the case of clause "(A)" above) or 110% of the then outstanding principal amount of the Note (in the case of clause "(B)" above) and
(ii) notwithstanding anything contained in Section 4 below to the contrary, all proceeds of Collateral received by us during such time as a Deficiency Amount shall exist shall be held by us as collateral security for the Obligations to be applied by us to the Obligations in such order and at such times as we shall elect in our sole discretion. We hereby authorize you to amend Schedule A hereto, from time to time, to include thereon all such Additional Accounts and all such Additional Accounts shall constitute Accounts hereunder subject at all times to your continuing security interest therein. Other than the amendments to Schedule A contemplated by the immediately preceding sentence, no further instrument of assignment shall be required to effectuate our assignment to you hereunder of the Additional Accounts. For purposes hereof, the term "Registration Effective Date" means the date on which the registration statement relating to the Note is declared effective by the Securities and Exchange Commission.

         4. Commencing on the date hereof, you (or such other person or entity designated by you, hereafter referred to as the "Designated Agent") shall assist the Company in administering the collection of all Accounts. Following your receipt of payments in respect of the Accounts in good funds, on the first business day of every week with respect to payments received during the prior week, you shall apply and/or remit, as applicable, such payments as follows: (X)
(i) first, to all Obligations constituting fees, expenses and/or other charges then payable by us and any and all Subsidiaries to you; (ii) second, subject to the provisions of Section 3 above, the balance to us or to whomsoever may be lawfully entitled to receive the same; (iii) third, to all accrued interest then owing under the Note, (iv) fourth, to reduce the then outstanding principal balance then owing under the Note and (v) fifth, to all other Obligations in such order as you shall elect, or (Y) in the event of a Default, any combination of the foregoing. Any proceeds of Collateral received by you after payment in full in cash of all Obligations shall be paid over to us or to whomsoever may be lawfully entitled to receive the same. In the event the proceeds of Accounts received by you are not sufficient to satisfy in full all Obligations, we shall remain liable to you for any such deficiency.

         5. In the event of a Default (as defined below) or in the event you believe that such contact is necessary to preserve or protect the Collateral and/or your rights and remedies hereunder, you and/or the Designated Agent, as applicable, shall have the right to contact account debtors liable in respect of the Accounts (the "Specified Account Debtors") for the purpose of engaging in collection activities with respect thereto; provided, however that you and/or the Designated Agent inform us of your intention to do so prior to such contact. We shall instruct all of the Specified Account Debtors to mail or deliver payments in respect of the Accounts directly to you or, at your option, to the Designated Agent at the address which you shall specify in a written notice to us. Such instructions shall not be rescinded or modified without your prior written consent. If, despite such instructions, we shall receive any payments in respect of the Accounts, we shall receive such payments in trust for your benefit, shall segregate such payments from our other funds and shall deliver or cause to be delivered to you in the same form as so received with all necessary endorsements on the first business day of every week after our receipt in good funds thereof (subject to Section 3). You and/or the Designated Agent, as applicable, shall have the full power and authority to collect each Account, through legal action or otherwise, and you may, in your sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts, if such action will facilitate collection. In the event of a Default, we acknowledge that you and/or the Designated Agent, as applicable, shall have the sole and exclusive right to commence legal action to collect any or all Accounts.

         6. You and the Designated Agent, as applicable, shall have the right of endorsement on all payments received in connection with each Account and we hereby appoint you and the Designated Agent, as applicable, our attorney-in-fact and agent for this purpose, which appointment is coupled with an interest and is irrevocable so long as any Obligations remain owing to you.

         7. In consideration of the accounts receivable collection and management services to be performed by you and the Designated Agent, as applicable, we shall (a) reimburse you for all fees, costs and expenses payable by you to the Designated Agent in connection with the Accounts (including UCC filing fees, lien searches and cost of mailings) and (b) pay you a fee equal to 2.16% (the "Applicable Percentage") times the gross face amount of each Account collected (collectively, the "Accounts Receivable Management Fees"); provided, however, that in the event we do not enter into a factoring arrangement with Access Capital within 120 days from the date hereof with respect to our accounts receivable not subject to this agreement, then the Applicable Percentage in subsection (b) above will be increased to 2.66% and shall be deemed the effective Applicable Percentage retroactive to the date hereof. You agree that unless an event of Default has occurred and is continuing, amounts payable pursuant to subsection (a) above greater than an aggregated $2,500 per month shall require our approval. The Accounts Receivable Management Fees shall be deducted from collections received by you in respect of the Accounts.

         8. We hereby warrant and covenant to you that: (a) we are a corporation validly existing, in good standing and formed under the laws of the State of New Jersey and we will provide you thirty days prior written notice of any change in our state of formation; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature; (d) we will not without your prior written consent, sell, exchange or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement; (e) we will allow you and/or your representatives free access to and the right of inspection of our premises where the books and records relating to the Collateral are located during normal business hours; and (f) we hereby indemnify and save you and the Designated Agent harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you and the Designated Agent may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you, the Designated Agent or us concerning any matter growing out of or in connection with this Agreement and/or any of the Obligations and/or any of the Collateral; provided, however, that acts of gross negligence by you or the Designated Agent shall not be covered under this subsection (f).

         9. We shall be in default under this Agreement upon the happening of any of the following events or conditions (each, a "Default"): (a) we shall fail to pay when due or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished; (c) we shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property;
(d) any proceedings under any bankruptcy or insolvency law shall be commenced by or against us or any guarantor or endorser of the Obligations; (e) we shall fail to comply with any term or provision set forth in this Agreement and such failure (to the extent not covered by any other clause of this Section 9) shall remain uncured for a period of five (5) business days after the date on which you notified us of such failure; (f) a default shall occur under the Note; (g) we shall instruct any Specified Account Debtor to mail or deliver payment on any Account to any person other than you or the Designated Agent, as applicable or
(h) a Default shall have occurred under and as defined in the Subsidiary Security Agreement.

         10. If any Default shall have occurred and be continuing:

                           (i) You may declare all Obligations to be due and
             payable and may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to you, all the rights and remedies of a secured party on default under the Code, and you may also (1) require us to, and we hereby agree that we will at our expense and upon your request forthwith, assemble all or part of the Collateral as directed by you and make it available to you at a place to be designated by you which is reasonably convenient to both parties and (2) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of your offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as you may deem commercially reasonable. We agree that, to the extent notice of sale shall be required by law, at least ten days' notice to us of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. You shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. You may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (ii) Any cash held by you as Collateral and all cash
             proceeds received by you in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in your discretion, be held by you as Collateral for, and/or then or any time thereafter be applied in whole or in part by you against, all or any part of the Obligations in such order as you shall elect. Any surplus of such cash or cash proceeds held by you and remaining after payment in full of all the Obligations shall be paid over to us or to whomsoever may be lawfully entitled to receive such surplus.

                           (iii) You may exercise any and all of our rights and
             remedies under or in connection with the Collateral, including, without limitation, any and all of our rights to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement, in each case with respect to the Accounts.

                           (iv) All payments received by us under or in
             connection with the Collateral shall be received in trust for the benefit of you, shall be segregated from our other funds and shall be forthwith paid over to you in the same form as so received (with any necessary endorsement).

         11. We appoint you, the Designated Agent, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to sign our name on financing statements (to the extent required under applicable law) and other public records; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid. Notwithstanding the foregoing, you will not exercise any rights contemplated by the first sentence of this Section unless a Default has occurred or we otherwise fail (following your request therefor) to execute any such documents, supply any such information, correct any such errors, sign our name on any such financing statements or do such other things you deem necessary to carry out this Agreement.

         12. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. You will account to us monthly with a statement of our Obligations to you and such account rendered shall be deemed final, binding and conclusive unless we notify you in writing to the contrary within 10 business days of the date such account was rendered specifying the items or items to which objection is made. Your books and records (other than those with respect to which you have received an objection from us in accordance with the immediately preceding sentence) containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments pursuant to the Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall enure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement, (b) submit to the nonexclusive jurisdiction of the state and federal courts located in the State of New York and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court.

         14. All notices and other communications hereunder shall be deemed given three (3) business days after delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched by telegram, telex or telefax, as the case may be) and if to (a) us addressed as set forth beneath our name at the foot hereof unless we shall give notice in writing of a different address or telefax number in the manner provided herein and (b) you, at the address set forth for you on the first page of this Agreement unless you shall give us notice in writing of a different address.


         15. No amendment, modification, termination, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by you, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         16. No course of dealing between you and us, nor any failure or delay on your part in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy under this Agreement. The rights and remedies provided in this Agreement and the Note are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. We hereby waive in favor of you all suretyship defenses and waive notice of (a) acceptance hereof and of all notices and demands of any kind to which we may be entitled and (b) presentment to or demand of payment from anyone whomsoever liable upon the Accounts or the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of the Collateral or any default of any sort. We further waive (a) notice of and hereby consent to any agreement or arrangements whatsoever with you and any Subsidiary or any one else and (b) all of our rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against any party liable for the Obligations.

         17. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. In no event shall any payments hereunder (if deemed interest under applicable law or regulation) exceed the maximum rate permitted under applicable law or regulation. If any provision of this Agreement is in contravention of any such law or regulation, then such provision shall be deemed amended to provide for interest at said maximum rate and any excess amount shall be applied to the Obligations in such order as you shall elect.


                                   Very truly yours,

                                   VERTEX INTERACTIVE, INC.


                                   By:  Nicholas Toms
                                        Name: Nicholas Toms
                                        Title:  CEO

                                   Address:   22 Audrey Place
                                              Fairfield, New Jersey 07004

                                   Dated as of: November 20, 2001

                               SECURITY AGREEMENT


To:      Laurus Master Fund, Ltd.
         c/o Onshore Corporate Services, Ltd.
         P.O. Box 1234 G.T.
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands

Gentlemen:

         1. To secure the payment of all Obligations (as hereafter defined), we hereby grant to you a continuing security interest in all of the following property now owned or at any time hereafter acquired by us, or in which we now have or at any time in the future may acquire any right, title or interest (the "Collateral"): (i) all of our accounts receivable identified on Schedule A hereto, as such Schedule may be amended from time to time in accordance with the provisions of Section 3 hereof (the "Accounts") and all remedies, guaranties, security and liens in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and all other rights and remedies of an unpaid vendor, lienor or secured party, (ii) all goods relating to or which by sale resulted in Accounts, including, without limitation, all returned, reclaimed or repossessed goods and (iii) the proceeds and products thereof. Terms used in this paragraph which are defined in the Uniform Commercial Code as enacted and in effect from time to time in the State of New York (the "Code") are used herein as so defined in the Code.

         2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by any or all of us and/or by Vertex Interactive, Inc. ("Vertex") to you and all loans, advances, extensions of credit, endorsements, guaranties, benefits and/or financial accommodations heretofore or hereafter made, granted or extended by you to us and/or to Vertex or which you have or will become obligated to make, grant or extend to us and/or to Vertex or for our account or any of their accounts and any and all interest, charges and/or expenses heretofore or hereafter owing by any or all of us and/or to Vertex to you and any and all renewals or extensions of any of the foregoing, no matter how or when arising, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether under any present or future agreement or instruments between any or all of us, you and Vertex or otherwise, including, without limitation, all obligations owing by Vertex to you under the Convertible Note dated November ____, 2001 in the original principal amount of $2,000,000 (as amended, modified and supplemented from time to time, the "Note").

         3. In the event the aggregate net face amount of the sum of (a) all of our unpaid Accounts plus (b) all of Vertex's unpaid Accounts (as such term is defined in the Security Agreement dated as of the date hereof made by Vertex in favor of you, as such agreement may be amended, modified and supplemented from time to time, the "Vertex Security Agreement") (the "Vertex Accounts" and together with the Accounts, collectively, the "Combined Accounts") equals an amount less than (A) prior to the Registration Effective Date (as hereafter defined), $2,200,000 or (B) on and after the Registration Effective Date, 110% of the then outstanding principal amount of the Note (such amount less than $2,200,000 or less than 110% of the then outstanding principal amount of the Note, as applicable, the "Deficiency Amount"), then (i) we shall immediately assign to you (or cause Vertex to assign to you) additional accounts receivable acceptable to you (the "Additional Accounts") such that after giving effect to such assignment the aggregate net face amount of the Combined Accounts shall equal an amount not less than $2,200,000 (in the case of clause "(A)" above) or 110% of the then outstanding principal amount of the Note (in the case of clause "(B)" above) and (ii) notwithstanding anything contained in Section 4 below to the contrary, all proceeds of Collateral received by us during such time as a Deficiency Amount shall exist shall be held by us as collateral security for the Obligations to be applied by us to the Obligations in such order and at such times as we shall elect in our sole discretion. We hereby authorize you to amend Schedule A hereto, from time to time, to include thereon all such Additional Accounts and all such Additional Accounts shall constitute Accounts hereunder subject at all times to your continuing security interest therein. Other than the amendments to Schedule A contemplated by the immediately preceding sentence, no further instrument of assignment shall be required to effectuate our assignment to you hereunder of the Additional Accounts. For purposes hereof, the term "Registration Effective Date" means the date on which the registration statement relating to the Note is declared effective by the Securities and Exchange Commission.

         4. Commencing on the date hereof, you (or such other person or entity designated by you, hereafter referred to as the "Designated Agent") shall assist the Company in administering the collection of all Accounts. Following your receipt of payments in respect of the Accounts in good funds, on the first business day of every week with respect to payments received during the prior week, you shall apply and/or remit, as applicable, such payments as follows: (X)
(i) first, to all Obligations constituting fees, expenses and/or other charges then payable by us and any and all Subsidiaries to you; (ii) second, subject to the provisions of Section 3 above, the balance to us or to whomsoever may be lawfully entitled to receive the same; (iii) third, to all accrued interest then owing under the Note, (iv) fourth, to reduce the then outstanding principal balance then owing under the Note and (v) fifth, to all other Obligations in such order as you shall elect, or (Y) in the event of a Default, any combination of the foregoing. Any proceeds of Collateral received by you after payment in full in cash of all Obligations shall be paid over to us or to whomsoever may be lawfully entitled to receive the same. In the event the proceeds of Accounts received by you are not sufficient to satisfy in full all Obligations, we shall remain liable to you for any such deficiency.

         5. In the event of a Default (as defined below) or in the event you believe that such contact is necessary to preserve or protect the Collateral and/or your rights and remedies hereunder, you and/or the Designated Agent, as applicable, shall have the right to contact account debtors liable in respect of the Accounts (the "Specified Account Debtors") for the purpose of engaging in collection activities with respect thereto; provided, however that you and/or the Designated Agent inform us of your intention to do so prior to such contact. We shall instruct all of the Specified Account Debtors to mail or deliver payments in respect of the Accounts directly to you or, at your option, to the Designated Agent at the address which you shall specify in a written notice to us. Such instructions shall not be rescinded or modified without your prior written consent. If, despite such instructions, we shall receive any payments in respect of the Accounts, we shall receive such payments in trust for your benefit, shall segregate such payments from our other funds and shall deliver or cause to be delivered to you in the same form as so received with all necessary endorsements on the first business day of every week after our receipt in good funds thereof (subject to Section 3). You and/or the Designated Agent, as applicable, shall have the full power and authority to collect each Account, through legal action or otherwise, and you may, in your sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts, if such action will facilitate collection. In the event of a Default, we acknowledge that you and/or the Designated Agent, as applicable, shall have the sole and exclusive right to commence legal action to collect any or all Accounts.

         6. You and the Designated Agent, as applicable, shall have the right of endorsement on all payments received in connection with each Account and we hereby appoint you and the Designated Agent, as applicable, our attorney-in-fact and agent for this purpose, which appointment is coupled with an interest and is irrevocable so long as any Obligations remain owing to you.

         7. In consideration of the accounts receivable collection and management services to be performed by you and the Designated Agent, as applicable, we shall jointly and severally (a) reimburse you for all fees, costs and expenses payable by you to the Designated Agent in connection with the Accounts (including UCC filing fees, lien searches and cost of mailings) and (b) pay you a fee equal to 2.16% (the "Applicable Percentage") times the gross face amount of each Account collected (collectively, the "Accounts Receivable Management Fees"); provided, however, that in the event we do not enter into a factoring arrangement with Access Capital within 120 days from the date hereof with respect to our accounts receivable not subject to this agreement, then the Applicable Percentage in subsection (b) above will be increased to 2.66% and shall be deemed the effective Applicable Percentage retroactive to the date hereof. You agree that unless an event of Default has occurred and is continuing, amounts payable pursuant to subsection (a) above greater than an aggregated $2,500 per month shall require our approval. The Accounts Receivable Management Fees shall be deducted from collections received by you in respect of the Accounts.

         8. We hereby warrant and covenant to you that: (a) we are a corporation validly existing, in good standing and formed under the laws of the State (a) of New York, in the case of Data Control Systems, Inc. and (b) Delaware, in the case of Renaissance Software, Inc. and we will provide you thirty days prior written notice of any change in our state of formation; (b) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (c) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature; (d) we will not without your prior written consent, sell, exchange or otherwise dispose of the Collateral or any of our rights therein or permit any lien or security interest to attach to same, except that created by this Agreement; (e) we will allow you and/or your representatives free access to and the right of inspection of our premises where the books and records relating to the Collateral are located during normal business hours; and (f) we hereby indemnify and save you and the Designated Agent harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that you and the Designated Agent may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you, the Designated Agent or us concerning any matter growing out of or in connection with this Agreement and/or any of the Obligations and/or any of the Collateral; provided, however, that acts of gross negligence by you or the Designated Agent shall not be covered under this subsection (f).

         9. We shall be in default under this Agreement upon the happening of any of the following events or conditions (each, a "Default"): (a) any of us shall fail to pay when due or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement made or furnished to you by us or on our behalf was false in any material respect when made or furnished; (c) any of us shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property; (d) any proceedings under any bankruptcy or insolvency law shall be commenced by or against us or any guarantor or endorser of the Obligations; (e) any of us shall fail to comply with any term or provision set forth in this Agreement and such failure (to the extent not covered by any other clause of this Section 9) shall remain uncured for a period of five (5) business days after the date on which you notified us of such failure; (f) a default shall occur under the Note; (g) any of us shall instruct any Specified Account Debtor to mail or deliver payment on any Account to any person other than you or the Designated Agent, as applicable or (h) a Default shall have occurred under and as defined in the Vertex Security Agreement.

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



         10. If any Default shall have occurred and be continuing:

                           (i) You may declare all Obligations to be due and
             payable and may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to you, all the rights and remedies of a secured party on default under the Code, and you may also (1) require us to, and we hereby agree that we will at our expense and upon your request forthwith, assemble all or part of the Collateral as directed by you and make it available to you at a place to be designated by you which is reasonably convenient to both parties and (2) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of your offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as you may deem commercially reasonable. We agree that, to the extent notice of sale shall be required by law, at least ten days' notice to us of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. You shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. You may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (ii) Any cash held by you as Collateral and all cash
             proceeds received by you in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in your discretion, be held by you as Collateral for, and/or then or any time thereafter be applied in whole or in part by you against, all or any part of the Obligations in such order as you shall elect. Any surplus of such cash or cash proceeds held by you and remaining after payment in full of all the Obligations shall be paid over to us or to whomsoever may be lawfully entitled to receive such surplus.

                           (iii) You may exercise any and all of our rights and
             remedies under or in connection with the Collateral, including, without limitation, any and all of our rights to demand or otherwise require payment of any amount under, or performance of any provision of, any account, contract or agreement, in each case with respect to the Accounts.

                           (iv) All payments received by us under or in
             connection with the Collateral shall be received in trust for the benefit of you, shall be segregated from our other funds and shall be forthwith paid over to you in the same form as so received (with any necessary endorsement).

         11. We appoint you, the Designated Agent, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to sign our name on financing statements (to the extent required under applicable law) and other public records; and to do all other things you deem necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid. Notwithstanding the foregoing, you will not exercise any rights contemplated by the first sentence of this Section unless a Default has occurred or we otherwise fail (following your request therefor) to execute any such documents, supply any such information, correct any such errors, sign our name on any such financing statements or do such other things you deem necessary to carry out this Agreement.

         12. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. You will account to us monthly with a statement of our Obligations to you and such account rendered shall be deemed final, binding and conclusive unless we notify you in writing to the contrary within 10 business days of the date such account was rendered specifying the items or items to which objection is made. Your books and records (other than those with respect to which you have received an objection from us in accordance with the immediately preceding sentence) containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments pursuant to the Code in form satisfactory to you and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the Collateral.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to you hereunder shall enure to the benefit of your successors and assigns. The term "you" as herein used shall include your company, any parent of your company, any of your subsidiaries and any co-subsidiaries of your parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of us and them. You and we hereby (a) waive any and all right to trial by jury in

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



litigation relating to this Agreement, (b) submit to the nonexclusive jurisdiction of the state and federal courts located in the State of New York and (c) waive any objection you or we may have as to the bringing or maintaining of such action with any such court.

         14. All notices and other communications hereunder shall be deemed given three (3) business days after delivered or deposited in the mails, first class postage prepaid (provided, however, that notices given by telegram, telex or telefax shall be deemed given when dispatched by telegram, telex or telefax, as the case may be) and if to (a) us addressed as set forth beneath our name at the foot hereof unless we shall give notice in writing of a different address or telefax number in the manner provided herein and (b) you, at the address set forth for you on the first page of this Agreement unless you shall give us notice in writing of a different address.

         15. No amendment, modification, termination, or waiver of any provision of this Agreement shall in be effective unless the same shall be in writing and signed by you, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         16. No course of dealing between you and us, nor any failure or delay on your part in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy under this Agreement. The rights and remedies provided in this Agreement and the Note are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. We hereby waive in favor of you all suretyship defenses and waive notice of (a) acceptance hereof and of all notices and demands of any kind to which we may be entitled and (b) presentment to or demand of payment from anyone whomsoever liable upon the Accounts or the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of the Collateral or any default of any sort. We further waive (a) notice of and hereby consent to any agreement or arrangements whatsoever with you and Vertex or any one else and (b) all of our rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against any party liable for the Obligations.

         17. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. In no event shall any payments hereunder (if deemed interest under applicable law or regulation) exceed the maximum rate permitted under applicable law or regulation. If any provision of this Agreement is in contravention of any such law or regulation, then such provision shall be deemed amended to provide for interest at said maximum rate and any excess amount shall be applied to the Obligations in such order as you shall elect.


                             Very truly yours,

                             DATA CONTROL SYSTEMS, INC.

                             By:  /s/ Nicholas Toms
                                  Name: Nicholas Toms
                                  Title:  CEO

                             Address:     3619 Kennedy Road
                                          South Plainfield, NJ 07080-1801

                             Dated as of: November 20, 2001



                             RENAISSANCE SOFTWARE, INC.

                             By:   /s/ Nicholas Toms
                             Name: Nicholas Toms
                                   Title:  CEO

                             Address:     1983 Marcus Avenue
                                          Suite 125
                                          Lake Success NY 11042

                             Dated as of: November 20, 2001

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